Restructuring and Related Activities	9 Months Ended
Sep. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure	Restructuring Charge
During the three and nine months ended September 2020, the Company recognized restructuring charges of $1.4 million. The restructuring charges related to estimated severance costs resulting from organizational changes partially related to the sale of the non-US portion of the Company's STS support services business in April 2020 (see note 15).
As at September 30, 2021 and December 31, 2020, restructuring liabilities of $nil and $1.0 million, respectively, were recognized in accrued liabilities on the Company's unaudited consolidated balance sheets.